SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported) July 25, 1997 (June 11, 1997)


                               RONSON CORPORATION
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             (Exact name of registrant as specified in its charter)


                New Jersey            1-1031               22-0743290
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    (State or other jurisdiction    (Commission           (IRS Employer
         of incorporation)          File Number)         Identification No.)


         Campus Dr., P.O. Box 6707, Somerset, NJ                08875-6707
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    (Address of principal executive offices)                    (Zip Code)



        Registrant's telephone number, including area code (908) 469-8300

                               RONSON CORPORATION
                                 FORM 8-K INDEX


                                                                  PAGE
                                                                  ----

        ITEM 5.    OTHER EVENTS                                     3

        ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS                3

        Item 5.  Other Events

                 The Registrant is a party to an employment agreement with Mr. Louis V. Aronson II, dated December 21, 1978, as amended July 24, 1980, July 1, 1982, October 11, 1985, July 7, 1988, May 10, 1989, August 22,
        1991 and May 22, 1995. On June 11, 1997, this agreement was amended. The amendment is attached hereto as Exhibit 10.


        Item 7.  Financial Statements and Exhibits

                 a) Financial Statements:  None.

                 b) Pro Forma Financial Information:  None.

                 c) Exhibits:

                    10. Amendment dated June 11, 1997, to Employment Agreement of December 21, 1978, as amended July 24, 1980, July 1, 1982, October 11, 1985, July 7, 1988, May 10, 1989, August 22, 1991 and May 22, 1995,
        between Mr. Louis V. Aronson II and Ronson Corporation.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        Ronson Corporation



                                                        /s/Daryl K. Holcomb
                                                        -------------------
                                                        Daryl K. Holcomb
                                                        Vice President and
                                                        Chief Financial Officer,
                                                        Controller and Treasurer



        Dated:  July 25, 1997